DELAWARE GROUP® GOVERNMENT FUND

Delaware Inflation Protected Bond Fund (the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectus
dated November 28, 2014

On Feb. 19, 2015, the Board of Trustees of Delaware Group Government Fund (the “Trust”) unanimously voted and approved a proposal to liquidate and dissolve the Fund. As detailed in a Supplement dated Feb. 20, 2015, the liquidation and dissolution were initially expected to take effect approximately sixty (60) days after the date of that Supplement. The liquidation and dissolution have been postponed until approximately June 12, 2015. As necessary, the Fund may convert its portfolio securities to cash or cash equivalents prior to the liquidation date in an effort to prevent concentration or diversification issues or as otherwise deemed in the best interests of the Fund.

As a result of the decision to pursue liquidation and dissolution of the Fund, the Fund was closed to new investors on Feb. 20, 2015 and all sales efforts have been terminated. However, the Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until five (5) business days before the liquidation date.

Until the liquidation of the Fund, shareholders of the Fund will have the opportunity to exchange their shares for shares of the same class of any other Delaware Investments® funds. If a shareholder does not opt to exchange his or her shares prior to the liquidation, the shareholder will be paid a liquidating distribution by the Fund.

The following is inserted immediately before the section entitled, “What are the Fund’s investment objectives?”.

The Fund is closed to new investors.

The following paragraph is inserted at the beginning of the section entitled, “Purchase and redemption of Fund shares.”

The Fund is closed to new investors. Existing shareholders of the Fund may continue to purchase shares until five (5) business days before the liquidation date.

The following sentences are added as a new first paragraph to the section entitled, “Waivers of contingent deferred sales charges.”

The CDSC shall be waived for all redemptions subsequent to the Fund’s notice to shareholders of its intent to liquidate. The CDSC may be reinstituted upon notice to shareholders.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated March 11, 2015.